SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2003

RADIANT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-22065	11-2749765
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3925 Brookside Parkway, Alpharetta, Georgia 30022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 576-6000

(Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure

On October 10, 2003, Radiant Systems, Inc. (“Radiant” or the “Company”) entered into a definitive share exchange agreement (the “Share Exchange Agreement”) with Erez Goren, the Company’s current Co-Chairman and Co-Chief Executive Officer, in connection with the Company’s previously announced plan to split-off its enterprise software business. The Board of Directors authorized and approved the transaction based on the recommendation of a Special Committee of the Board of Directors comprised of the Company’s independent directors.

The Share Exchange Agreement provides that Radiant will contribute specified assets and liabilities of the Company’s enterprise software business, together with $4.0 million in cash, to a newly formed subsidiary, Wave Enterprise Systems, Inc. (“Enterprise”) and then transfer 100% of the shares of Enterprise to Mr. Goren in exchange for the redemption of 2.0 million shares of the Company’s common stock held by Mr. Goren. The shares to be redeemed represent approximately 7.0% of the Company’s outstanding shares. The terms of the transaction initially approved by Radiant in August provided for the contribution of between $6.0 million to $8.0 million to Enterprise based on the variability in Radiant’s stock price. The amount of cash to be contributed to Enterprise was reduced through the negotiation of the final terms of the Share Exchange Agreement, with the elimination of the variable cash components.

The closing of the transaction is subject to the approval of the disinterested shareholders of the Company and certain other customary conditions. The transaction is expected to close by the end of the year. Upon closing of the transaction, Erez Goren will resign from all positions with the Company.

A copy of the press release issued by the Company is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements: None

(b)	Pro Forma Financial Statements: None

(c)	Exhibits. The following exhibits are filed with this Report:

Number	Exhibit Name

2.1	Share Exchange Agreement, dated October 10, 2003, between Radiant Systems, Inc. and Erez Goren

2.2	Form of Separation Agreement

10.1	Form of Reseller and Services Agreement

10.2	Form of Noncompetition Agreement

10.3	Form of Tax Disaffiliation Agreement

10.4	Form of Employee Benefits Agreement

10.5	Form of Right of First Refusal and Purchase Option Agreement

10.6	Form of Sublease and Facilities Agreement

99.1	Press Release of Radiant Systems, Inc. (October 13, 2003)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIANT SYSTEMS, INC.

By:	/s/ John H. Heyman

John H. Heyman Co-Chief Executive Officer

Dated: October 14, 2003

EXHIBIT INDEX

Exhibit Number	Exhibit Name

2.1	Share Exchange Agreement, dated October 10, 2003, between Radiant Systems, Inc. and Erez Goren

2.2	Form of Separation Agreement

10.1	Form of Reseller and Services Agreement

10.2	Form of Noncompetition Agreement

10.3	Form of Tax Disaffiliation Agreement

10.4	Form of Employee Benefits Agreement

10.5	Form of Right of First Refusal and Purchase Option Agreement

10.6	Form of Sublease and Facilities Agreement

99.1	Press Release of Radiant Systems, Inc. (October 13, 2003)